Exhibit 21.1

List of Subsidiaries

Entity	Jurisdiction
Sentio Healthcare Properties OP, L.P.	Delaware
HC Operating Partnership, L.P.	Delaware
Master HC TRS, LLC	Delaware
HPC LP TRS, LLC	Delaware
Caruth Haven TRS, LLC	Delaware
Caruth Haven GP, LLC	Delaware
Caruth Haven, L.P.	Delaware
The Oaks Bradenton TRS, LLC	Delaware
The Oaks Bradenton, LLC	Delaware
GreenTree Acquisition TRS, LLC	Delaware
GreenTree Acquisition, LLC	Delaware
MVI Health Center GP, LLC	Delaware
MVI Health Center, L.P.	Delaware
Floral Vale, LLC	Delaware
Floral Vale TRS, LLC	Delaware
Hilliard ALF TRS, LLC	Delaware
Hilliard ALF, LLC	Delaware
Royal Cornerstone South Carolina Portfolio LLC	Delaware
Royal Cornerstone South Carolina Tenant Portfolio LLC	Delaware
RSC Oakleaf Lexington, LLC	Florida
RSC Oakleaf Greenville, LLC	Florida
RSC Lexington, LLC	Florida
RSC Greenville, LLC	Florida
Cornerstone Oakleaf Village LLC	Delaware
Cornerstone Oakleaf Village TRS, LLC	Delaware
Meridian Rehab Littleton, LLC	Delaware
Chattanooga ALF, LLC	Delaware
Chattanooga ALF TRS, LLC	Delaware
Cornerstone Rome LTH Partners, LLC	Delaware
Rome LTH Managers, LLC	Delaware
Rome LTH Partners, LP	Texas
Cornerstone Dallas Rehab GP, LLC	Delaware
Cornerstone Dallas Rehab LP	Delaware
Hedgcoxe MOB GP, LLC	Delaware
Hedgcoxe MOB, LP	Delaware
Forestview Manor, LLC	Delaware
Forestview Manor TRS, LLC	Delaware
Lehigh Pointe Senior Living, LLC	Delaware
Lehigh Point Senior Living TRS, LLC	Delaware
Sentio Bryan MOB, LLC	Delaware
Sentio Leah Bay, LLC	Delaware
Sentio Leah Bay TRS, LLC	Delaware
Sentio Leah Bay Portfolio, LLC	Delaware
Sentio Leah Bay TRS Portfolio, LLC	Delaware
Amber Glen Landlord, LLC	Delaware
Amber Glen TRS, LLC	Delaware
Mill Creek Landlord, LLC	Delaware
Mill Creek TRS, LLC	Delaware
Hudson Creek Landlord, LLC	Delaware
Hudson Creek TRS, LLC	Delaware
Sugar Creek Landlord, LLC	Delaware

Sugar Creek TRS, LLC	Delaware
Woodbury Mews III Urban Renewal, LLC	Delaware
WM III TRS, LLC	Delaware
Woodbury Mews IV Urban Renewal, LLC	Delaware
WM IV TRS, LLC	Delaware
Woodbury Mews Urban Renewal Land Parcels, LLC	Delaware
WM Land Urban Renewal TRS, LLC	Delaware
Sentio Boston, LLC	Delaware
Sentio Boston TRS, LLC	Delaware
Sentio- SLR Boston Portfolio, LLC	Delaware
Sentio- SLR Boston Portfolio TRS, LLC	Delaware
Standish Village Landlord, LLC	Delaware
Standish Village TRS, LLC	Delaware
Compass Landlord, LLC	Delaware
Compass TRS, LLC	Delaware
Sentio Buffalo Crossing TRS, LLC	Delaware
Sentio STAV Landlord, LLC	Delaware
Sentio Blue Springs, LLC	Delaware
Sentio Blue Springs TRS, LLC	Delaware
Blue Springs Senior Community, LLC	Missouri
Blue Springs SLC TRS, LLC	Delaware
Winter Park, LLC	Delaware
Winter Park TRS, LLC	Delaware
Sentio Hammond Landlord, LLC	Delaware
Hammond TRS, LLC	Delaware
Sentio Slidell Landlord, LLC	Delaware
Slidell TRS, LLC	Delaware
Wildewood Owner, LLC	Delaware
Wildewood TRS, LLC	Delaware
Gables of Hudson, LLC	Delaware
Gables of Hudson TRS, LLC	Delaware
Gables of Kentridge, LLC	Delaware
Gables of Kentridhe TRS, LLC	Delaware
Sumter Place Owner, LLC	Delaware
Sumter Place TRS, LLC	Delaware
Sumter Grand Owner, LLC	Delaware
Sumter Grand TRS, LLC	Delaware
Sentio Georgetown, LLC	Delaware
Sentio Georgetown TRS, LLC	Delaware
Sentio Armbrook, LLC	Delaware
Sentio Armbrook TRS, LLC	Delaware
Sentio- SLR Armbrook Village, LLC	Delaware
Sentio- SLR Armbrook Village TRS, LLC	Delaware
Armbrook Village Owner, LLC	Delaware
Armbrook Village TRS, LLC	Delaware
Golden Ridge Landlord, LLC	Delaware